-------------------------------------------------------------------------------
Exhibit 10.12
Secured Loan Agreement between LJL BioSystems, Inc. and James S. Richey dated April 28, 1998
-------------------------------------------------------------------------------

                                LJL BIOSYSTEMS, INC.
                               SECURED LOAN AGREEMENT

This Secured Loan Agreement is made as of April 28, 1998 by and between LJL BioSystems, Inc., a Delaware corporation (the "COMPANY") and James S. Richey ("BORROWER").

                                      RECITALS

Borrower desires to borrow, and the Company desires to lend to Borrower an aggregate of $190,000 (the "BORROWER AMOUNT") to purchase a principal residence in the San Francisco Bay Area (the "PRINCIPAL RESIDENCE"). The parties desire that such loan shall be secured pursuant to a Security Agreement of even date herewith (the "SECURITY AGREEMENT") by the shares underlying stock options to purchase aggregate of 112,500 shares of the Company's Common Stock (as adjusted for subsequent stock splits, reverse stock splits and recapitalization) held by Borrower while any Borrowed Amount is outstanding (the "SHARES") and by a second deed of trust on Borrower's Principal Residence on the terms and conditions contained herein and in the Security Agreement.

                                     AGREEMENT

In consideration of the foregoing, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

1. AGREEMENT TO LEND. Subject to the terms and conditions contained in this Agreement and upon execution of this Agreement, the Company agrees to issue to Borrower a check or other readily available funds in the Borrowed Amount upon the closing date of Borrower's purchase of the Principal Residence.

2. PROMISSORY NOTE AND BORROWER COVENANTS. In consideration of the Company's delivery of the Amount, Borrower will execute a secured promissory note in the form attached hereto as EXHIBIT A (the "NOTE"), in the principal amount of such Borrowed Amount and bearing no interest, subject to Borrower's compliance with
Section 7872 of the Internal Revenue Code and the regulations and proposed regulations thereunder. If Borrower fails to comply with such section and regulations, the Note shall bear interest at the adjusted federal rate on the date of the Note, compounding semiannually. Borrower hereby covenants and agrees for the duration of this Agreement, the Loan and the Note to (i) itemize his annual federal and state tax returns, (ii) pledge the Shares only to secure the Borrowed Amount and not to otherwise sell, convey, assign, alienate or transfer the Shares (other than transfers to family members or trusts that agree to be bound by the term of this Agreement, the Note and the Security Agreement and other than the sale of Shares on the public market if the value of the remaining vested Shares pledged to the Company on the date of such sale equals at least 50% of the amount of this Note) and (iii) use the Borrowed Amount solely to purchase Borrower's Principal Residence.

3. SECURITY AGREEMENT. Borrower will additionally execute the Security Agreement in the form attached hereto as EXHIBIT B as security for Borrower's obligation to repay the Borrowed Amount, and will deliver, or cause to be delivered, until the termination of this Agreement, the Security Agreement and the Note, any certificates representing Shares to the Company or its designee as pledgeholder of the Shares, together with such other documents of assignment and other documents as may be reasonably requested by the Company. The Shares will be held by the Company or its designee as pledgeholder. Borrower shall also deliver, or cause to be delivered, to the Company a second deed of trust on Borrower's Principal Residence, executed by Borrower, to be recorded by the Company (if it so elects) with the official records of the county in which such residence is located in accordance with the terms of the Security Agreement.

4. NO EMPLOYMENT RIGHTS. Nothing in this Agreement or the Note is intended or shall be construed to confer upon Borrower any right to employment or continued employment with the Company, or shall alter in any way the nature of Borrower's employment with the Company.

5.     MISCELLANEOUS.

      (a) SUCCESSORS AND ASSIGNS. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

      (b) GOVERNING LAW. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to principles of conflicts of law.

      (c) NOTICES. Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient upon receipt, when delivered personally or by a nationally-recognized delivery service (such as Federal Express or UPS) or confirmed facsimile, or forty-eight (48) hours after being deposited in the U.S. mail as certified or registered mail with postage prepaid, if such notice is addressed to the party to be notified at such party's address or facsimile number as set forth below, or as subsequently modified by written notice.

      (d) SEVERABILITY. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement,
(ii) the balance of the Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of the Agreement shall be enforceable in accordance with its terms.

      (e) ADVICE OF LEGAL COUNSEL. Each party acknowledges and represents that, in executing this Agreement, it has had the opportunity to seek advice as to its legal rights from legal counsel and that the person signing on its behalf has read and understood all of the terms and provisions of this Agreement. This Agreement shall not be construed against any party by reason of the drafting or preparation thereof.

                              [Signature Page Follows]

    The parties hereto have executed this Secured Loan Agreement as of the day and year first above written.

                         JAMES S. RICHEY

                         /s/ James S. Richey
                         ------------------------------------------------------
                         (Signature)

                         Address:     960 Forest Avenue
                                 ----------------------------------------------
                                      Palo Alto, CA 94301
                                 ----------------------------------------------



                         LJL BIOSYSTEMS, INC.

                         By:    /s/ Robert T. Beggs
                               ------------------------------------------------

                         Title: Vice President of Finance and Administration
                               ------------------------------------------------

                                     EXHIBIT A

                             SECURED PROMISSORY NOTE

$190,000                                                 Santa Clara, California
                                                                  April 28, 1998

     FOR VALUE RECEIVED, James S. Richey ("BORROWER") promises to pay to LJL BioSystems, Inc., a Delaware corporation (the "COMPANY"), the principal sum of One Hundred Ninety-Thousand Dollars ($190,000), together with interest (if any) on the unpaid principal hereof from the date hereof. Such principal sum shall not accrue interest subject to Borrower's compliance with Section 7872 of the Internal Revenue Code and the regulations and proposed regulations thereunder. If Borrower fails to comply with such section and regulations, the Note shall bear interest compounded semi-annually at the adjusted federal rate on the date of this Note (5.83%).

     All principal and accrued interest (if any) shall be due and payable in full on the earliest of (a) February 15, 2008, (b) the termination of Borrower's employment or consulting relationship with the Company for any reason (or for no reason), provided that if the Company terminates Borrower without cause, the principal and accrued interest (if any) shall be due and payable six (6) months from the date of termination or (c) the date of any sale, conveyance, assignment, alienation or any other form of transfer of the Shares (as defined in the Loan Agreement defined below) or Buyer's Principal Residence (as defined in the Loan Agreement) (excluding transfers of the Shares to family members or trusts that agree to be bound by the term of this note and the Loan Agreement and the Security Agreement (as defined below) and excluding the sale of Shares on the public market if the value of the remaining vested Shares pledged to the Company on the date of such sale equals at least 50% of the amount of this
Note). Subject to Borrower's continued employment with the Company, on the sixth anniversary of February 15, 1998, and on each annual anniversary thereafter, 20% of the principal amount of this Note shall be forgiven and canceled. Payments of principal and interest (if any) shall be made in lawful money of the United States of America and shall be credited first to the accrued interest, with the remainder applied to principal.
Borrower may at any time prepay all or any portion of the principal or interest owing hereunder.

     This Note is subject to the terms of a Secured Loan Agreement, dated as of April 28, 1998 by and between the Company and Borrower (the "LOAN AGREEMENT") and is subject to all the provisions thereof, and is secured by a pledge of Common Stock of the Company underlying certain stock option grants and a second deed of trust on Borrower's principal residence under the terms of a Security Agreement dated April 28, 1998 (the "SECURITY AGREEMENT") and is subject to all the provisions thereof.

     Should any action be instituted for the collection of this Note, the reasonable costs and attorneys' fees therein of the holder shall be paid by Borrower.

     The holder of this Note shall have full recourse against Borrower, and shall not be required to proceed against the collateral securing this Note in the event of default.

                                     /s/ James S. Richey
                                     ---------------------------
                                     James S. Richey

                                     /s/ Venera S. Richey
                                     ---------------------------
                                     spouse of James S. Richey,
                                     so acknowledges and agrees

                                     EXHIBIT B

                                 SECURITY AGREEMENT

     This Security Agreement is made as of April 28, 1998 by and between LJL BioSystems, Inc., a Delaware corporation (the "COMPANY"), and James S. Richey ("BORROWER").

                                      RECITALS

     The Company has loaned or will loan to Borrower, and Borrower has borrowed or will borrow from the Company, an aggregate of $190,000 (the "BORROWER AMOUNT"), which loan is or shall be evidenced by a promissory note (the "NOTE") and is to be secured by (i) the shares underlying two stock options dated February 16, 1998 to purchase an aggregate of 112,500 shares of the Company's Common Stock (as adjusted for subsequent stock splits, reverse stock splits and recapitalization) (the "SHARES") and (ii) a second deed of trust on Borrower's principal residence (the "DEED OF TRUST"). The form of Note and the obligations thereunder are as set forth in EXHIBIT A to the Secured Loan Agreement between the Company and Borrower, dated the date hereof (the "LOAN AGREEMENT").

                                     AGREEMENT

     In consideration of the foregoing, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties to this Agreement agree as follows:

     1.   DEED OF TRUST.

          (a) In consideration of the loan to Borrower under the Secured Loan Agreement, and to secure the Borrowed Amount, Borrower is delivering herewith the Deed of Trust in form and substance approved by the Company and duly executed by Borrower and Borrower's spouse and properly notarized. The Company may, if the Company so elects, but without obligation to do so, at any time record the Deed of Trust against Borrower's principal residence (the "PRINCIPAL RESIDENCE") in the official records of the county in which the Principal Residence is located. If the Company so elects, Borrower shall furnish evidence reasonably satisfactory to the Company that (i) Borrower holds good and marketable title to the Principal Residence; and (ii) there is no loan, deed of trust, mortgage or encumbrance against the Principal Residence other than a first deed of trust in an amount previously disclosed to the Company. Upon the sale, conveyance, assignment, alienation or any other form of transfer of the Residence, the Note shall be immediately due and payable in full.

     2.   PLEDGE OF STOCK.

          (a) In consideration of the loan to Borrower under the Secured Loan Agreement, Borrower, pursuant to the Commercial Code of the State of California, hereby pledges the Shares to the Secretary of the Company (the "PLEDGEHOLDER"), who shall hold any certificates representing the Shares subject to the terms and conditions of this Security Agreement.

          (b) The pledged stock (together with an executed blank stock assignment for use in transferring all or a portion of the Shares to the Company if, as and when required pursuant to this Security Agreement) shall be held by the Pledgeholder as security for the repayment of the Notes, and any extensions or renewals thereof, to be executed by Borrower pursuant to the terms of the Secured Loan Agreement.

          (c) None of the Shares pledged under this Section 1 may be sold, transferred, pledged, hypothecated or otherwise disposed of by Borrower, except
(i) as required to enable the Company to exercise its rights as a secured party,
(ii) for transfers to family members or trusts that agree to be bound by the term of this Agreement, the Note and the Loan Agreement, and (iii) for the sale of Shares on the public market if the value of the remaining vested Shares pledged to the Company on the date of such sale equals at least 50% of the amount of the Note.
          (d) To ensure the ability of the Company to exercise its rights as a secured party hereunder,

Borrower shall, upon execution of this Agreement and until the termination of this Agreement, deliver and deposit with the Secretary of the Company, or such other person designated by the Company, any share certificates representing the Shares, together with a stock power, duly endorsed in blank, in the form attached hereto as EXHIBIT B-1. The Shares and stock power(s) shall be held by the Company in escrow, until such time as the Notes shall have been paid in full. As a further inducement to the Company to loan to Borrower the funds represented by the Note, the spouse of Borrower, if any, shall execute and deliver to the Company a Consent of Spouse in the form attached hereto as EXHIBIT B-2.

     3. BORROWER'S REPRESENTATIONS, WARRANTIES AND COVENANTS. To induce the Company to enter into this Security Agreement, Borrower represents, warrants and covenants to the Company, its successors and assigns, as follows:

         (a) PAYMENT OF INDEBTEDNESS. Borrower will pay the principal sum of the Note secured hereby, together with interest thereon (if any), at the time and in the manner provided in the Note.

         (b) ENCUMBRANCES. Borrower has good and marketable title to the Principal Residence free and clear of all security interests, liens, encumbrances and rights of others other than a deed of trust constituting a first lien against the Principal Residence in favor of the primary lender (the "FIRST DEED OF TRUST") and the Deed of Trust. The Deed of Trust will constitute a valid, perfected security interest in the Principal Residence, prior to all monetary liens or encumbrances other than the First Deed of Trust. All Shares now or hereafter pledged under this Agreement are and shall be free of all other encumbrances, defenses and liens, and Borrower will not further encumber the Shares without the prior written consent of the Company.

         (c) The consent of no other party or entity is required to grant the security interest in the Existing Property as provided for in this Agreement. The creation of the security interest referenced herein, and performance of the obligations of Borrower hereunder, will not violate or cause a conflict with any other agreement to which Borrower is a party, or to which the Principal Residence is subject. Borrower will perform all obligations of Borrower in connection with the First Deed of Trust (and related documents), and a default thereunder will constitute a default hereunder.

         (d) Other than the First Deed of Trust, there are no security interests or liens on the Existing Property that could be perfected or obtained by filing a financing statement or notice with any state filing office.

         (e) There are no actions, proceedings, claims or disputes pending or, to Borrower's knowledge, threatened against or affecting Borrower or the Principal Residence except as disclosed to the Company in writing prior to the date of this Agreement.

         (f) Upon the sale, conveyance, assignment, alienation or any other form of transfer of the Principal Residence, all of the representations, warranties and covenants contained in this Section 2 with respect to Deed of Trust and the Principal Residence shall be true.

         (g) Borrower shall not sell, convey, assign, alienate, further encumber, or otherwise transfer the Principal Residence, or enter into any contract or other agreement to sell, convey, assign, alienate or otherwise transfer the Principal Residence or any interest therein without giving prior notice thereof to the Company.

     4. VOTING RIGHTS. During the term of this Agreement and so long as all payments of principal and interest (if any) are made as they become due under the terms of the Notes, Borrower shall have the right to vote all of the Shares pledged hereunder to the extent the Shares are voting securities.

     5. STOCK ADJUSTMENTS. In the event that during the term of the Agreement any stock dividend, reclassification, readjustment or other changes declared or made in the capital structure of the Company, all new, substituted and additional shares or other securities issued by reason of any such change shall be delivered to and held by the Pledgeholder under the terms of this Security Agreement in the same manner as the Shares originally pledged hereunder. In the event of substitution of such securities, Borrower, the Company and Pledgeholder shall cooperate and execute such documents as are reasonable so as to provide for the substitution of such Collateral and, upon such substitution, references to "Shares" in this Security Agreement shall include the substituted shares of capital stock of the Company held by Borrower as a result thereof.

     6. WARRANTS AND RIGHTS. In the event that, during the term of this pledge, subscription warrants or other rights or options shall be issued in connection with the pledged Shares, such rights, warrants and options shall be the property of Borrower and, if exercised by Borrower, all new stock or other securities so acquired by Borrower as it relates to the pledged Shares then held by Pledgeholder shall be immediately delivered to Pledgeholder, to be held under the terms of this Security Agreement in the same manner as the Shares pledged.

     7. DEFAULT. Borrower shall be deemed to be in default of the Note and of this Security Agreement in the event:

         (a) Payment of principal or interest on the Note shall be delinquent for a period of 10 days or more; or

         (b) Borrower fails to perform any of the covenants contained in this Security Agreement for a period of 10 days after written notice thereof from the Company; or

         (c) Borrower's representations and warranties to the Company contained in this Agreement or the Deed of Trust were untrue or incorrect as of the date of funding of the Loan Agreement.

     8. REMEDIES IN THE EVENT OF DEFAULT. In the case of an event of default, as set forth above, the Company shall have the right to accelerate payment of the Notes upon notice to Borrower, and shall thereafter be entitled to pursue any or all of its remedies under applicable law, including, without limitation,
(a) offsetting from Borrower's salary, bonuses, vacation pay or other amounts due to Borrower from the Company, any amount due and payable by Borrower under the Note, and/or (b) proceeding against the Principal Residence under the Deed of Trust and against the Shares in accordance with the California Commercial Code.

     9. INSOLVENCY. Borrower agrees that if a bankruptcy or insolvency proceeding is instituted by or against Borrower, or if a receiver is appointed for the property of Borrower, or if Borrower makes an assignment for the benefit of creditors, the entire amount unpaid on the Notes shall become immediately due and payable, and the Company may proceed as provided in the case of default.

    10. WITHDRAWAL OR SUBSTITUTION OF SHARES. Except as described in Section 2(c) hereof, Borrower shall not sell, withdraw, pledge, substitute or otherwise dispose of all or any part of the Shares without the prior written consent of the Company.

    11. PLEDGE OF SHARES. Except as described in Section 2(c) hereof, the pledge of Shares shall continue until the payment of all indebtedness secured hereby, at which time the remaining pledged stock shall be promptly delivered to Borrower.

    12. PLEDGEHOLDER LIABILITY. In the absence of willful or gross negligence, Pledgeholder shall not be liable to any party for any of his acts, or omissions to act, as Pledgeholder.

    13.  MISCELLANEOUS.

         (a) SUCCESSORS AND ASSIGNS. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

         (b) GOVERNING LAW. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to principles of conflicts of law.

         (c) NOTICES. Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient upon receipt, when delivered personally or by a nationally-recognized delivery service (such as Federal Express or UPS) or confirmed facsimile, or forty-eight (48) hours after being deposited in the U.S. mail as certified or registered mail with postage prepaid, if such notice is addressed to the party to be notified at such party's address or facsimile number as set forth below, or as subsequently modified by written notice.

         (d) SEVERABILITY. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of the Agreement shall be interpreted as if such provision were so excluded and
(iii) the balance of the Agreement shall be enforceable in accordance with its terms.

         (e) ADVICE OF LEGAL COUNSEL. Each party acknowledges and represents that, in executing this Agreement, it has had the opportunity to seek advice as to its legal rights from legal counsel and that the person signing on its behalf has read and understood all of the terms and provisions of this Agreement. This Agreement shall not be construed against any party by reason of the drafting or preparation thereof.

                              [Signature Page Follows]

     The parties hereto have executed this Security Agreement as of the day and year first above written.


                         JAMES S. RICHEY

                         /s/ James S. Richey
                         ------------------------------------------------------
                         (Signature)

                         Address:   960 Forest Avenue
                                 ----------------------------------------------
                                    Palo Alto, CA 94301
                                 ----------------------------------------------


                         LJL BIOSYSTEMS, INC.

                         By:      /s/ Robert T. Beggs
                                -----------------------------------------------
                         Title:   Vice President of Finance and Administration
                                -----------------------------------------------

                                   EXHIBIT B-1

                      ASSIGNMENT SEPARATE FROM CERTIFICATE


     FOR VALUE RECEIVED I hereby sell, assign and transfer unto LJL BioSystems, Inc., a Delaware Corporation, (the "Company") (___________) shares of the Company's Common Stock standing in my name on the books of said corporation and represented by Certificate No(s).___________________ herewith and do hereby irrevocably constitute and appoint Robert T. Beggs, Vice President of Finance and Administration of the Company or his designee to transfer said stock on the books of the within-named corporation with full power of substitution in the premises.


Dated:
      ----------------

Signature:

/s/ James S. Richey
----------------------
JAMES S. RICHEY


This Assignment Separate from Certificate was executed in conjunction with the terms of a Security Agreement between the above assignor and the Company dated ____________, 1998.

                                    EXHIBIT B-2

                                 CONSENT OF SPOUSE


I, VENERA J. RICHEY, spouse of James S. Richey, have read and approved the foregoing Secured Loan Agreement and the exhibits thereto (the "AGREEMENT"). In consideration of granting of the right to my spouse to borrow funds as set forth in the Agreement, I hereby appoint my spouse as my attorney-in-fact in respect to the exercise of any rights under the Agreement and agree to be bound by the provisions of the Agreement insofar as I may have any rights under such Agreement or in any property or any shares of LJL BioSystems, Inc. serving as collateral pursuant thereto under the community property laws of the State of California or similar laws relating to marital property in effect in the state of our residence as of the date of the signing of the Agreement.


Dated:   4/28/98
       ------------
/s/ Venera J. Richey
---------------------------
(Signature)


Venera J. Richey
---------------------------
(Print name)